Exhibit 99.1

Marchex Reports First Quarter 2006 Financial Results

SEATTLE, WA – May 8, 2006 - Marchex, Inc. (NASDAQ: MCHX, MCHXP) today reported its results for the first quarter ended March 31, 2006.

Consolidated Financial Results:

•	Revenue was $31.1 million for the first quarter of 2006, a 69% increase compared to $18.4 million for the same period of 2005.

•	GAAP net loss applicable to common stockholders was $1.2 million for the first quarter of 2006 or $0.03 per share, compared to GAAP net income applicable to common stockholders of $388,000 or $0.01 per share for the same period of 2005. The first quarter 2006 results included stock-based compensation expense recorded under the fair value method of $3.5 million compared to stock-based compensation expense of $147,000 for the same period in 2005, as well as a one-time payout of $970,000, recorded as convertible preferred stock dividends and conversion payment, associated with the conversion of approximately 80,848 shares of the company’s preferred stock into approximately 824,980 shares of Class B common stock. The first quarter 2006 results also included an after-tax gain of $151,000 as a cumulative effect of a change in accounting principle associated with Marchex’s adoption of SFAS 123R.

•	We provide a reconciliation of GAAP EPS to Adjusted Non-GAAP EPS in the last financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for the first quarter of 2006 was $0.09, compared to $0.07 for the same period of 2005. Some Wall Street analysts use non-GAAP measures to analyze our operating results, which may include adjusted non-GAAP EPS, adjusted operating income before amortization and adjusted EBITDA. We present GAAP measures with equal or greater prominence than non-GAAP measures and such non-GAAP measures should not be considered a substitute for, or superior to, GAAP results.

•	Adjusted operating income before amortization was $8.3 million for the first quarter of 2006, or 27% of revenue, which is an increase of 98% compared to $4.2 million for the same period of 2005. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income and GAAP net income is attached to the financial tables included in this release.

•	Adjusted EBITDA was $9.6 million in the first quarter of 2006, which is an increase of 102% compared to $4.7 million for the same period of 2005. A reconciliation of operating income before taxes, depreciation, amortization and gain/loss on sales of intangible assets to GAAP net cash provided by operating activities is attached to the financial tables included in this release.

“Marchex continues to be focused on the long-term opportunities that exist in our core markets. In the first quarter, Marchex continued to build a strong foundation for growth in our network of vertical and local Web sites, and also made solid progress on our marketing and monetization platform,” said Russell C. Horowitz, Marchex Chairman and CEO. “The markets we operate in are large and growing, and we believe Marchex has a great opportunity to leverage our unique asset base to be an increasingly significant participant in these markets. As such, we are dedicated to making progress quarter-to-quarter and year-to-year while also accelerating our investment against these emerging opportunities.”

Updated Proprietary Traffic Statistics and Recent Highlights:

•	Marchex today announced that its proprietary network of vertical and local Web sites attracted more than 28 million unique visitors for the month of March 2006, which excludes the more than 1 million unduplicated unique visitors per month that accompanied Marchex’s AreaConnect asset acquisition, announced on May 2, 2006. Unique visitor statistics are based on internal traffic logs, which calculate unique IP (Internet protocol) addresses on an unduplicated basis during a given month.

•	Marchex continues to increase the monetization of its own traffic with its own advertisers. As such, revenue attributable to proprietary traffic sources is increasingly benefiting from the contributions of this integration with Marchex’s search marketing merchant advertisers, as well as from the company’s continued selected marketing efforts. For the first quarter in 2006, revenue attributable to proprietary traffic sources was $11.3 million.

Marchex Financial Guidance:

Marchex is updating its previous guidance provided on February 23, 2006, and is reiterating the company’s long-term adjusted operating income before amortization margins as follows:

2006 consolidated revenue range estimate:	$130 million to $134 million
2006 adjusted operating income before amortization target range:	$34 million to $38 million
Long-term adjusted operating income before amortization margins:	30% or more

Conference Call and Webcast Information:

Management will hold a conference call, starting at 5:00 p.m. EDT on Monday, May 8, 2006 to discuss its first quarter 2006 results and other company updates. To access the call by live Webcast, please log onto the Investor Relations section of the Marchex Web site (www.marchex.com/ir.html). An archived version of the Webcast will also be available, beginning two hours after completion of the call, at the same location.

About Marchex, Inc.:

Marchex’s (www.marchex.com) mission is to be a leader in delivering vertical and local online traffic to merchants. The company is focused on search marketing, local search, and direct navigation. Marchex’s platform of integrated performance-based advertising and search marketing services enables merchants to efficiently market and sell their products and services across multiple online distribution channels, including search engines, product shopping engines, directories and selected Web properties.

Forward looking statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of May 8, 2006 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS. In light of Marchex’s IndustryBrains acquisition in 2005, and the Name Development and Pike Street Industries asset acquisitions in 2005, Marchex also provides Pro Forma Revenue information.

OIBA represents income from operations plus (1) stock-based compensation expense and (2) amortization of acquired intangible assets. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA which excludes any gain/loss on sales of intangible assets as this is viewed as non-recurring in nature. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense, and gain/loss on sales of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted Net Income divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted Net Income generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income available to common shareholders plus: (1) stock-based compensation expense, (2) amortization of acquired intangible assets, (3) gain/loss on sales of intangible assets, (4) other income (expense) and (5) the cumulative effect of changes in accounting principles. Adjusted non-GAAP EPS includes dilution from options and warrants per the treasury stock method and includes the weighted average number of all potential common shares relating to convertible preferred stock and restricted stock. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information:

Mark S. Peterson

Vice President of Public Relations

206.331.3344

mark@marchex.com

Trevor Caldwell

Vice President of Investor Relations & Strategic Initiatives

Marchex, Inc.

206.331.3316

tcaldwell@marchex.com

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MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended March 31,
	2005	2006
Revenue	$18,395,983	$31,112,325

Expenses:
Service costs (1)	10,670,707	14,851,949
Sales and marketing (1)	1,354,493	5,866,684
Product development (1)	785,214	2,227,024
General and administrative (1)	1,556,600	3,409,508
Amortization of acquired intangible assets	3,083,157	4,870,673

Total operating expenses	17,450,171	31,225,838

Gain on sales of intangible assets, net	—	179,208

Income from operations	945,812	65,695
Interest income and other, net	270,523	734,282

Income before provision for income taxes	1,216,335	799,977
Income tax expense	478,933	653,648

Income before cumulative effect of a change in accounting principle	737,402	146,329
Cumulative effect of a change in accounting principle, net of tax (2)	—	151,341

Net income	737,402	297,670
Convertible preferred stock dividends and conversion payment	348,993	1,493,935

Net income (loss) applicable to common stockholders	$388,409	$(1,196,265)

Basic and diluted net income (loss) applicable to common stockholders:
Prior to cumulative effect of change in accounting principle	$0.01	(0.04)
Cumulative effect of a change in accounting principle, net of tax	—	0.01

Basic and diluted net income (loss) applicable to common stockholders	$0.01	$(0.03)

Shares used to calculate basic net income (loss) per share applicable to common stockholders	30,245,678	37,124,298
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	32,920,472	37,124,298

(1) Includes stock-based compensation as follows:
Service costs	$1,800	$236,211
Sales and marketing	29,507	1,047,271
Product development	10,665	735,187
General and administrative	104,566	1,502,074

Total stock-based compensation expense	$146,538	$3,520,743

Prior to January 1, 2006, Marchex accounted for stock-based compensation under Accounting Principles Board, Opinion No. 25, Accounting for Stock Issued to Employees (APB 25). In accordance with APB 25, Marchex historically used the intrinsic value method to account for stock-based compensation. As of January 1, 2006, Marchex accounts for stock-based compensation under the fair value method as prescribed by Statement of Financial Accounting Standards No. 123-R (SFAS 123R). As Marchex adopted the modified prospective method, results for the prior year have not been restated under the fair value method for GAAP purposes.

In accordance with SEC Staff Accounting Bulletin No. 107, stock-based compensation is no longer presented as a separate line item on the Consolidated Statement of Operations. The stock-based compensation is now presented in the same lines as cash compensation paid to the same individuals. Stock-based compensation recognized in the prior period has been reclassified to conform with the presentation in the current period.

(2)	As a result of the adoption of SFAS 123R, Marchex recorded an amount from the cumulative impact of the accounting change.

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2005	March 31, 2006
Assets
Current assets:
Cash and cash equivalents	$63,090,941	$72,524,933
Trade accounts receivable, net	14,401,814	13,597,504
Prepaid expenses and other current assets	1,818,211	2,114,250
Refundable taxes	3,835,542	3,811,829
Deferred income tax assets	428,855	232,519

Total current assets	83,575,363	92,281,035
Property and equipment, net	3,402,262	5,008,289
Deferred income tax assets	—	507,074
Intangibles and other assets, net	15,447,504	14,757,921
Goodwill	180,637,076	180,253,986
Intangible assets from acquisitions, net	51,346,944	46,323,431

Total assets	$334,409,149	$339,131,736

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$9,258,423	$9,740,025
Accrued expenses and other current liabilities	1,755,970	1,919,234
Deferred revenue	2,291,374	2,266,930

Total current liabilities	13,305,767	13,926,189
Deferred income tax liabilities	397,481	—
Other non-current liabilities	92,309	92,475

Total liabilities	13,795,557	14,018,664
Stockholders’ equity:
Convertible preferred stock	54,121,678	34,116,491
Class A common stock	119,282	119,282
Class B common stock	254,839	265,605
Additional paid-in capital	271,949,963	294,736,619
Deferred stock-based compensation	(3,042,016)	—
Accumulated deficit	(2,790,154)	(4,124,925)

Total stockholders’ equity	320,613,592	325,113,072

Total liabilities and stockholders’ equity	$334,409,149	$339,131,736

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of Revenue to Pro Forma Revenue

(unaudited)

	Three months ended March 31, 2005	Three months ended March 31, 2006
Revenue, as reported	$18,395,983	$31,112,325
Name Development pro forma revenue	2,544,459	—
Pike Street pro forma revenue	963,198	—
IndustryBrains pro forma revenue	2,716,620	—
Pro forma eliminations	(23,332)	—

Proforma Revenue	$24,596,928	$31,112,325

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income (Loss) Before Amortization (OIBA) and

and Adjusted Operating Income (Loss) Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended March 31,
	2005	2006
Net income (loss) applicable to common stockholders	$388,409	$(1,196,265)
Convertible preferred stock dividends and conversion payment	348,993	1,493,935

Net income	737,402	297,670
Cumulative effect of a change in accounting principle, net of tax (1)	—	151,341

Income before cumulative effect of a change in accounting principle	737,402	146,329
Income tax expense	478,933	653,648

Income before provision for income taxes	1,216,335	799,977
Interest income and other, net	(270,523)	(734,282)

Income from operations	945,812	65,695
Stock-based compensation	146,538	3,520,743
Amortization of acquired intangible assets	3,083,157	4,870,673

Operating income before amortization (OIBA)	4,175,507	8,457,111
Gain on sales of intangible assets, net	—	(179,208)

Adjusted operating income before amortization (Adjusted OIBA)	$4,175,507	$8,277,903

(1)	As a result of the adoption of SFAS 123R, Marchex recorded an amount from the cumulative impact of the accounting change.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended March 31,
	2005	2006
Net cash provided by operating activities	$1,758,826	$9,430,099
Changes in asset and liabilities, net of effects of acquisitions	2,885,731	210,886
Provision for income taxes	478,933	653,648
Other items - facility relocation	8,738	17,643
Interest income and other, net	(266,523)	(736,145)
Tax benefits from exercise of stock options	(129,774)	—

Adjusted EBITDA	$4,735,931	$9,576,131

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended March 31,
	2005	2006
Adjusted Non-GAAP EPS	$0.07	$0.09

Net income (loss) per share applicable to common stockholders - diluted (GAAP EPS)	$0.01	$(0.03)
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	32,920,472	37,124,298
Net income (loss) applicable to common stockholders	$388,409	$(1,196,265)
Stock-based compensation	146,538	3,520,743
Amortization of acquired intangible assets	3,083,157	4,870,673
Gain on sales of intangible assets, net	—	(179,208)
Cumulative effect of a change in accounting principle, net of tax (1)	—	(151,341)
Interest income and other, net	(270,523)	(734,282)
Estimated impact of income taxes	(1,120,704)	(2,355,370)

Adjusted Non-GAAP net income applicable to common stockholders	$2,226,877	$3,774,950

Adjusted Non-GAAP EPS	$0.07	$0.09

Shares used to calculate diluted net income (loss) per share applicable to common stockholders	32,920,472	37,124,298
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	—	2,765,734

Shares used to calculate Adjusted Non-GAAP EPS	32,920,472	39,890,032

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.

(1)	As a result of the adoption of SFAS 123R, Marchex recorded an amount from the cumulative impact of the accounting change.